UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008 (July 17, 2008)

BlastGard International, Inc.

(Exact name of registrant as specified in its charter)

Colorado	333-47294	84-1506325
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2451 McMullen Booth Road, Suite 207, Clearwater, Florida 33759-1362

(Address of principal executive offices)(Zip Code)

(727) 592-9400

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On July 17, 2008, the Company issued a press release. A copy of the press release is attached as an exhibit hereto.

Item 9.01

Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release dated July 17, 2008 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLASTGARD INTERNATIONAL, INC.

By:	/s/ ANDREW MCKINNON
Andrew Mckinnon , Chief Executive Officer

Date: July 17, 2008

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated July 17, 2008 (Filed herewith)